Exhibit 10.21

STOCK RESTRICTION AGREEMENT

THIS STOCK RESTRICTION AGREEMENT (this “Agreement”) is made as of June 17, 2019, by and between NUVATION BIO INC., a Delaware corporation (the “Company”), and David T. Hung (“Holder”).

WHEREAS, Holder is currently the holder of an aggregate of 281,130,898 shares of the Company’s Common Stock (the “Stock”); and

WHEREAS, the Company and GIRAFPHARMA LLC, a Delaware limited liability company (“Giraf”), are parties to an Asset Acquisition Agreement dated as of January 21, 2019 (the “Giraf Agreement”), pursuant to which, under certain circumstances, the Company may become obligated to issue to Giraf a specified number of shares of the Company’s Common Stock upon the occurrence of an IPO or Sale Event (as such terms are defined in the Giraf Agreement) (the “Subsequent Shares”); and

WHEREAS, in order to induce certain investors to enter into a Series A Preferred Stock Purchase Agreement dated on or about the date hereof (the “Purchase Agreement”) and purchase shares of the Company’s Series A Preferred Stock in connection therewith, and to provide an incentive for Holder to exercise Holder’s reasonable best efforts on behalf of the Company, Holder agrees to be bound by the terms and conditions set forth herein; and

WHEREAS, Holder and the Company wish to enter into and make this Agreement effective subject to and contingent upon the consummation of the First Tranche Closing (as defined in the Purchase Agreement);

NOW, THEREFORE, in consideration of the foregoing recitals, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.    CANCELLATION RIGHT. In the event that the Company becomes obligated to issue any Subsequent Shares pursuant to the Giraf Agreement, then the Company shall have the right (the “Cancellation Right”), exercisable upon or at any time after such issuance, to acquire from Holder or Holder’s personal representative, as the case may be, for no consideration, and to cancel a number of shares of Stock equal to the number of Subsequent Shares so issued. The shares of Stock to be so acquired and canceled shall be taken first from shares of Stock that is not Subject Stock (as defined below) and then, if necessary, from Subject Stock in the order in which such shares will vest pursuant to Section 2(c)(ii) below (the “Unvested Subsequent Shares”).

2.    REPURCHASE OPTION

(a)    In the event Holder’s relationship with the Company (or a parent or subsidiary of the Company) terminates for any reason, or for no reason, such that after such termination Holder is no longer providing services to the Company (or a parent or subsidiary of the Company) as an employee, consultant or advisor (a “Service Provider”), then the Company shall have an irrevocable option (the “Repurchase Option”), for a period of 120 days after said termination to repurchase from Holder or Holder’s personal representative, as the case may be, at a price that is the lower of (i) the original price per share paid by Holder for such Stock or (ii) the Fair Market Value per share of such Stock as of the date of such repurchase (“Option Price”), up to but not exceeding the number of shares of Stock that have not vested in accordance with the provisions of Sections 2(b) and 2(c) below as of such termination date. For purposes of the Repurchase Option, the “Fair Market Value” shall mean the value of the Stock as

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determined in good faith by the Company’s Board of Directors, including the director(s) elected by the holders of the Company’s Preferred Stock, to the extent any are appointed at that time (the “Preferred Directors”). The term of the repurchase option shall be extended to such longer period (1) as may be agreed to by the Company and Holder, or (2) as needed to ensure the stock issued by the Company does not lose its status as “qualified small business stock” under Section 1202 of the Code (as defined below). Holder hereby acknowledges that the Company has no obligation, either now or in the future, to repurchase any of the shares of Common Stock, whether vested or unvested, at any time. Further, Holder acknowledges and understands that, in the event that the Company repurchases shares, the repurchase price may be less than the price Holder originally paid and that Holder bears any risk associated with the potential loss in value.

(b)    Vesting: 66% of the Stock (the “Subject Stock”) shall initially be subject to the Repurchase Option. Subject to the acceleration provisions in Section 2(c) below, 1/36 of the Subject Stock shall vest and be released from the Repurchase Option on a monthly basis measured from the date of the First Tranche Closing (as defined in the Purchase Agreement) until all of the Subject Stock is released from the Repurchase Option (provided in each case that Holder remains a Service Provider as of the date of such release).

(c)    Acceleration Provisions.

(i)    The Repurchase Option shall lapse as to 100% of the then-unvested shares of Subject Stock and such then-unvested shares of Subject Stock shall immediately become fully vested automatically upon the occurrence of any of the following: (i) a Change in Control (as defined below) is consummated; (ii) Holder’s employment is terminated as a result of Holder’s death or disability; (iii) Holder’s employment is involuntarily terminated without Cause (as defined below); or (iv) Holder terminates Holder’s employment for Good Reason (as defined below); provided, with respect to clauses (iii) and (iv), that such termination constitutes a “separation from service” within the meaning of Treasury Regulation Section 1.409A-1(h).

(ii)    To the extent the Cancellation Right is triggered in Section 1, as may occur from time to time, the Repurchase Option shall lapse as to the number, if any, of Unvested Subsequent Shares that are needed to satisfy the Company’s Cancellation Right, which shares shall immediately become fully vested automatically and shall thereafter be transferred to the Company, and Holder shall have no further right to the Unvested Subsequent Shares. Upon such transfer, the Company shall become the legal and beneficial owner of the Stock being acquired and all rights and interest therein or related thereto, and the Company shall have the right to transfer to its own name the Stock being acquired by the Company without further action by Holder. For the avoidance of doubt, the remaining shares of Subject Stock shall remain on the same vesting schedule, such that the shares accelerated pursuant to the Company’s Cancellation Right shall not change the vesting schedule of the Subject Stock calculated on the date hereof.

(d)    For purposes of the Repurchase Option, the following definitions shall apply:

(i)    “Cause” shall mean any of the following: (1) an intentional and unauthorized use or disclosure of the Company’s confidential information or trade secrets, which use or disclosure causes material harm to the Company; (2) conviction of any felony under the laws of the United States or any state thereof; (3) willful participation in a material fraud against the Company; (4) gross negligence or willful misconduct which causes material harm to the Company; (5) intentional and material damage to the Company’s property; (6) sustained and material failure to perform the duties customarily associated with Holder’s position that has not been cured within thirty (30) days after written notice from the Company or the Company’s Board of Directors of such failure or (7) any other material breach of this Agreement or any other agreement with the Company that has not been cured within thirty (30) days after written notice from the Company or the Company’s Board of Directors.

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(ii)    “Good Reason” shall mean any of the following actions taken without Cause by the Company or a successor corporation or entity without Holder’s consent: (1) material reduction of Holder’s base compensation, other than a reduction that applies generally to all executives and does not exceed 10%; (2) material reduction in Holder’s authority, duties or responsibilities such that Holder is no longer the Company’s Chief Executive Officer and most senior executive, reporting directly to the Board of Directors; (3) failure or refusal of a successor to the Company to materially assume the Company’s obligations under this Agreement in the event of a Change in Control (as defined below); or (4) relocation of Holder’s principal place of employment that results in an increase in Holder’s one-way commuting distance by more than 20 miles or time by more than 30 minutes from the location at which Holder is employed prior to such change. In order to resign for Good Reason, Holder must provide written notice of the event giving rise to Good Reason to the Company’s Board of Directors within 90 days after the condition arises, allow the Company 10 days to cure such condition, and, if the Company fails to cure the condition within such period, Holder’s resignation from all positions Holder then holds with the Company must be effective not later than 90 days after the end of the Company’s cure period.

(iii)    “Change in Control” shall mean (1) a merger or consolidation in which the Company is a constituent party (or of a subsidiary of the Company is a constituent party and the Company issues shares of its capital stock pursuant to such merger or consolidation), other than a merger or consolidation in which the voting securities of the Company outstanding immediately prior to such merger or consolidation continue to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the surviving entity outstanding immediately after such merger or consolidation, (2) any transaction or series of related transactions in which in excess of 50% of the Company’s voting power is transferred, other than the sale by the Company of stock in transactions the primary purpose of which is to raise capital for the Company’s operations and activities, or (3) a sale, lease, exclusive license or other disposition of all or substantially all (as determined by the Board of Directors in its sole discretion) of the assets of the Company other than a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company to an entity, more than 50% of the combined voting power of the voting securities of which are beneficially owned by shareholders of the Company in substantially the same proportions as their beneficial ownership of the outstanding voting securities of the Company immediately prior to such sale, lease, exclusive license or other disposition.

3.    EXERCISE OF CANCELLATION RIGHT OR REPURCHASE OPTION.

(a)    The Company shall be deemed to have exercised the Cancellation Right immediately upon its issuance of Subsequent Shares pursuant to the Giraf Agreement unless an officer of the Company notifies Holder in writing (as provided in Section 16(a)) that the Company (as approved by the Company’s Board of Directors, including the approval of all Preferred Directors then serving, if any) will not exercise the Cancellation Right or defers the exercise of the Cancellation Right.

(b)    The Company shall be deemed to have exercised the Repurchase Option automatically with respect to all unvested shares of Stock as of the commencement of the Repurchase Option, unless an officer of the Company notifies Holder during the term of the Repurchase Option in writing (as provided in Section 16(a)) that the Company (as approved by the Company’s Board of Directors, including the approval of all Preferred Directors then serving, if any) will not exercise the Repurchase Option for some or all of the Stock. The Company shall be entitled to pay for any shares of Stock purchased pursuant to its Repurchase Option at the Company’s option in cash or by offset against any indebtedness owing to the Company by Holder, or by a combination of both.

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(c)    Upon exercise of the Cancellation Right or the Repurchase Option in any of the ways described above, the Company shall become the legal and beneficial owner of the Stock being acquired and all rights and interest therein or related thereto, and the Company shall have the right to transfer to its own name the Stock being acquired by the Company without further action by Holder.

4.    ADJUSTMENTS TO STOCK. If, from time to time, during the term of the Cancellation Right or the Repurchase Option there is any change affecting the Company’s outstanding Common Stock as a class that is effected without the receipt of consideration by the Company (through merger, consolidation, reorganization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, change in corporation structure or other transaction not involving the receipt of consideration by the Company), then any and all new, substituted or additional securities or other property to which Holder is entitled by reason of Holder’s ownership of Stock shall be immediately subject to the Cancellation Right and the Repurchase Option and be included in the word “Stock” for all purposes of the Cancellation Right and the Repurchase Option with the same force and effect as the shares of the Stock presently subject to the Cancellation Right or the Repurchase Option, but only to the extent the Stock is, at the time, covered by the Cancellation Right or the Repurchase Option, as applicable. While the total Option Price shall remain the same after each such event, the Option Price per share of Stock upon exercise of the Repurchase Option shall be appropriately adjusted.

5.    CORPORATE TRANSACTION. In the event of (a) an Acquisition (as defined below); or (b) an Asset Transfer (as defined below) ((a) and (b) being collectively referred to herein as a “Corporate Transaction”), then the Cancellation Right and the Repurchase Option shall be assigned by the Company to any successor of the Company (or the successor’s parent) in connection with such Corporate Transaction. To the extent that the Cancellation Right or the Repurchase Option remains in effect following such a Corporate Transaction, it shall apply to the new capital stock or other property received in exchange for the Stock in consummation of the Corporate Transaction, but only to the extent the Stock is at the time covered by such right. Appropriate adjustments shall be made to the Option Price per share payable upon exercise of the Repurchase Option to reflect the effect of the Corporate Transaction upon the Company’s capital structure; provided, however, that the aggregate Option Price shall remain the same.

For the purposes of this Section 5: (i) “Acquisition” shall mean (A) any consolidation or merger of the Company with or into any other corporation or other entity or person, or any other corporate reorganization; or (B) any transaction or series of related transactions to which the Company is a party in which in excess of 50% of the Company’s voting power is transferred; and (ii) “Asset Transfer” shall mean a sale, lease, exclusive license or other disposition of all or substantially all of the assets of the Company.

6.    TERMINATION OF CANCELLATION RIGHT AND REPURCHASE OPTION. Section 1 and Section 2(c)(ii) of this Agreement shall terminate upon the exercise in full of the Cancellation Right or the time at which there is no longer any possibility that the Company may be obligated to issue any Subsequent Shares pursuant to the Giraf Agreement, whichever occurs first. Sections 2 and 3 of this Agreement shall terminate upon the exercise in full or expiration of the Repurchase Option, whichever occurs first.

7.    ESCROW OF STOCK. As security for Holder’s faithful performance of the terms of this Agreement and to insure the availability for delivery of Holder’s Stock upon exercise of the Cancellation Right and the Repurchase Option herein provided for, Holder agrees, at the closing hereunder, to deliver to and deposit with the Secretary of the Company or the Secretary’s designee, including the person or entity named in Joint Escrow Instructions (“Escrow Agent”), as Escrow Agent in this transaction, three stock assignments duly endorsed (with date and number of shares blank) in the form attached hereto as Exhibit A, together with a certificate or certificates evidencing all of the Stock; said documents are to be

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held by the Escrow Agent and delivered by said Escrow Agent pursuant to the Joint Escrow Instructions of the Company and Holder set forth in Exhibit B attached hereto and incorporated by this reference (“Joint Escrow Instructions”), which instructions shall also be delivered to the Escrow Agent at the closing hereunder. Holder hereby acknowledges that the Escrow Agent is so appointed as the escrow holder with the foregoing authorities as a material inducement to make this Agreement and that said appointment is coupled with an interest and is accordingly irrevocable. Holder agrees that Escrow Agent shall not be liable to any party hereof (or to any other party). Escrow Agent may rely upon any letter, notice or other document executed by any signature purported to be genuine and may resign at any time. Holder agrees that if the Escrow Agent resigns as Escrow Agent for any or no reason, the Board of Directors of the Company shall have the power to appoint a successor to serve as Escrow Agent pursuant to the terms of this Agreement. Notwithstanding the foregoing, Holder agrees that if the Secretary of the Company resigns as Secretary, the successor Secretary shall serve as Escrow Agent pursuant to the terms of this Agreement.

8.    PARACHUTE PAYMENTS.

(a)    If any payment or benefit Holder would receive pursuant to a Corporate Transaction from the Company or otherwise (“Payment”) would (i) constitute a “parachute payment” within the meaning of Section 280G of the Internal Revenue Code of 1986, as amended (the “Code”), and (ii) but for this sentence, be subject to the excise tax imposed by Section 4999 of the Code (the “Excise Tax”), then such Payment shall be reduced to the Reduced Amount. The “Reduced Amount” shall be either (x) the largest portion of the Payment that would result in no portion of the Payment being subject to the Excise Tax or (y) the largest portion, up to and including the total, of the Payment, whichever amount, after taking into account all applicable federal, state and local employment taxes, income taxes, and the Excise Tax (all computed at the highest applicable marginal rate), results in Holder’s receipt, on an after-tax basis, of the greater amount of the Payment notwithstanding that all or some portion of the Payment may be subject to the Excise Tax. If a reduction in payments and/or benefits constituting “parachute payments” is necessary so that the Payment equals the Reduced Amount, reduction shall occur in the following order: reduction of current cash payments; reduction of deferred cash payments subject to Code Section 409A; cancellation of accelerated vesting of stock awards; reduction of employee benefits. In the event that acceleration of vesting of stock award compensation is to be reduced, such acceleration of vesting shall be cancelled in the reverse order of the date of grant of Holder’s stock awards.

(b)    The accounting firm engaged by the Company for general audit purposes as of the day prior to the effective date of the Corporate Transaction shall perform the foregoing calculations. If the accounting firm so engaged by the Company is serving as accountant or auditor for the individual, entity or group affecting the Corporate Transaction, the Company shall appoint an accounting firm reasonably acceptable to Holder to make the determinations required hereunder. The Company shall bear all expenses with respect to the determinations by such accounting firm required to be made hereunder.

(c)    The accounting firm engaged to make the determinations hereunder shall provide its calculations, together with detailed supporting documentation, to the Company and Holder within 15 calendar days after the date on which Holder’s right to a Payment is triggered (if requested at that time by the Company or Holder) or such other time as requested by the Company or Holder. Any good faith determinations of the accounting firm made hereunder shall be final, binding and conclusive upon the Company and Holder.

9.    RIGHTS OF HOLDER. Subject to the provisions of Sections 7, 10, 12 and 14 herein, Holder shall exercise all rights and privileges of a stockholder of the Company with respect to the Stock deposited in escrow. Holder shall be deemed to be the holder for purposes of receiving any dividends that may be paid with respect to such shares of Stock and for the purpose of exercising any voting rights relating to such shares of Stock, even if some or all of such shares of Stock have not yet vested and been released from the Repurchase Option.

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10.    LIMITATIONS ON TRANSFER. In addition to any other limitation on transfer created by applicable securities laws, Holder shall not assign, hypothecate, donate, encumber or otherwise dispose of any interest in the Stock while the Stock is subject to the Repurchase Option. After any Stock has been released from the Repurchase Option, Holder shall not assign, hypothecate, donate, encumber or otherwise dispose of any interest in the Stock except in compliance with the provisions herein, in the Company’s Bylaws and applicable securities laws. Furthermore, the Stock shall be subject to any right of first refusal in favor of the Company or its assignees that may be contained in the Company’s Bylaws. Holder hereby further acknowledges that Holder may be required to hold the Stock indefinitely. During the period of time during which Holder holds the Stock, the value of the Stock may increase or decrease, and any risk associated with such Stock and such fluctuation in value shall be borne by Holder.

11.    RESTRICTIVE LEGENDS. All certificates representing the Stock shall have endorsed thereon legends in substantially the following forms (in addition to any other legend which may be required by other agreements between the parties hereto):

(a)    “THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO AN OPTION SET FORTH IN AN AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED HOLDER, OR SUCH HOLDER’S PREDECESSOR IN INTEREST, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY. ANY TRANSFER OR ATTEMPTED TRANSFER OF ANY SHARES SUBJECT TO SUCH OPTION IS VOID WITHOUT THE PRIOR EXPRESS WRITTEN CONSENT OF THE COMPANY.”

(b)    “THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.”

(c)    Any legend required by appropriate blue sky officials.

12.    MARKET STAND-OFF AGREEMENT. Holder shall not sell, dispose of, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale, any Common Stock or other securities of the Company held by Holder (other than those included in the registration), including the Stock (the “Restricted Securities”), during the 180-day period following the effective date of the Company’s first firm commitment underwritten public offering of its Common Stock (or such longer period as the underwriters or the Company shall request in order to facilitate compliance with applicable law) (the “Lock Up Period”), provided, however, that nothing contained in this Section 12 shall prevent the exercise of the Cancellation Right or the Repurchase Option during the Lock Up Period. Holder agrees to execute and deliver such other agreements as may be reasonably requested by the Company and/or the managing underwriters that are consistent with the foregoing or that are necessary to give further effect thereto. In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to Holder’s Restricted Securities until the end of such period. The underwriters of the Company’s stock are intended third party beneficiaries of this Section 12 and shall have the right, power and authority to enforce the provisions hereof as though they were a party hereto.

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13.    PROTECTIVE SECTION 83(B) ELECTION. Holder understands that when stock is initially purchased, Section 83(a) of the Code taxes as ordinary income the difference between the amount paid for the stock and the fair market value of the stock as of the date any restrictions on the stock lapse, unless the purchaser elects to be taxed at the time the stock is purchased, rather than when and as the restrictions expire, by filing an election under Section 83(b) (an “83(b) Election”) of the Code with the Internal Revenue Service within 30 days from the date of purchase. However, the Stock has been owned by Holder for some time and is at this time being subjected to new substantial risks of forfeiture by agreement with the Company. Although Revenue Ruling 2007-49 indicates that the imposition of new forfeiture restrictions on the Stock, such as the right of the Company to buy back the Stock pursuant to the Repurchase Option set forth in Section 2 above, should not be treated as a transfer of property under Section 83, Holder may choose to make a protective election under Section 83(b) of the Code. Holder understands that failure to file such a protective 83(b) Election in a timely manner may result in adverse tax consequences for Holder. Holder further understands that an additional copy of such protective 83(b) Election is required to be filed with his or her federal income tax return for the calendar year in which the date of this Agreement falls. HOLDER FURTHER ACKNOWLEDGES AND UNDERSTANDS THAT IT IS HOLDER’S SOLE OBLIGATION AND RESPONSIBILITY TO TIMELY FILE SUCH PROTECTIVE 83(B) ELECTION, ATTACHED HERETO AS EXHIBIT C, AND NEITHER THE COMPANY NOR THE COMPANY’S LEGAL OR FINANCIAL ADVISORS SHALL HAVE ANY OBLIGATION OR RESPONSIBILITY WITH RESPECT TO SUCH FILING. Holder acknowledges that the foregoing is only a summary of the effect of United States federal income taxation with respect to purchase of the Stock hereunder, and does not purport to be complete. Holder further acknowledges that the Company has directed Holder to seek independent advice regarding the applicable provisions of the Code, the income tax laws of any municipality, state or foreign country in which Holder may reside, and the tax consequences of Holder’s death. Holder assumes all responsibility for filing a protective 83(b) Election and paying all taxes resulting from such election or the lapse of the restrictions on the Stock.

14.    REFUSAL TO TRANSFER. The Company shall not be required (a) to transfer on its books any shares of Stock of the Company that shall have been transferred in violation of any of the provisions set forth in this Agreement or (b) to treat as owner of such shares or to accord the right to vote as such owner or to pay dividends to any transferee to whom such shares shall have been so transferred.

15.    NO EMPLOYMENT RIGHTS. This Agreement is not an employment or other service contract and nothing in this Agreement shall affect in any manner whatsoever the right or power of the Company (or a parent or subsidiary of the Company) to terminate Holder’s employment or other service relationship for any reason at any time, with or without cause and with or without notice.

16.    MISCELLANEOUS.

(a)    Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (i) upon personal delivery to the party to be notified, (ii) when sent by confirmed facsimile if sent during normal business hours of the recipient, and if not during normal business hours of the recipient, then on the next business day, (iii) five calendar days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (iv) one business day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the other party hereto at such party’s address hereinafter set forth on the signature page hereof, or at such other address as such party may designate by ten (10) days advance written notice to the other party hereto.

(b)    Successors and Assigns. This Agreement shall inure to the benefit of the successors and assigns of the Company and, subject to the restrictions on transfer herein set forth, be binding upon Holder, Holder’s successors, and assigns. The Repurchase Option of the Company hereunder shall be assignable by the Company at any time or from time to time, in whole or in part.

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(c)    Attorneys’ Fees; Specific Performance. The prevailing party in any suit or action hereunder shall be entitled to recover from the losing party all costs incurred by it in enforcing the performance of, or protecting its rights under, any part of this Agreement, including reasonable costs of investigation and attorneys’ fees.

(d)    Governing Law; Venue. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware. The parties agree that any action brought by either party to interpret or enforce any provision of this Agreement shall be brought in, and each party agrees to, and does hereby, submit to the jurisdiction and venue of, the appropriate state or federal court for the district encompassing the Company’s principal place of business.

(e)    Further Execution. The parties agree to take all such further action(s) as may reasonably be necessary to carry out and consummate this Agreement as soon as practicable, and to take whatever steps may be necessary to obtain any governmental approval in connection with or otherwise qualify the issuance of the securities that are the subject of this Agreement.

(f)    Independent Counsel. Holder acknowledges that this Agreement has been prepared on behalf of the Company by Cooley LLP, counsel to the Company and that Cooley LLP does not represent, and is not acting on behalf of, Holder. Holder has been provided with an opportunity to consult with Holder’s own counsel with respect to this Agreement.

(g)    Entire Agreement; Amendment. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes and merges all prior agreements or understandings, whether written or oral, with respect to the subject matter hereof. This Agreement may not be amended, modified or revoked, in whole or in part, except by an agreement in writing signed by each of the parties hereto.

(h)    Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of this Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of this Agreement shall be enforceable in accordance with its terms.

(i)    Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act or other applicable law) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

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IN WITNESS WHEREOF, the parties hereto have executed this Stock Restriction Agreement as of the day and year first above written.

COMPANY: NUVATION BIO INC.

By:	/s/ David T. Hung
	Name:	David T. Hung
	Title:	Chief Executive Officer

Address:	160 Federal Street
9th Floor
Boston, MA 02110

NUVATION BIO INC.

SIGNATURE PAGE TO STOCK RESTRICTION AGREEMENT

HOLDER ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO SECTION 2 HEREOF IS EARNED ONLY BY CONTINUING SERVICE AS AN EMPLOYEE OR CONSULTANT AT THE WILL OF THE COMPANY. HOLDER FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS AGREEMENT SHALL CONFER UPON HOLDER ANY RIGHT WITH RESPECT TO CONTINUATION OF SUCH EMPLOYMENT OR CONSULTING RELATIONSHIP WITH THE COMPANY, NOR SHALL IT INTERFERE IN ANY WAY WITH HOLDER’S RIGHT OR THE COMPANY’S RIGHT TO TERMINATE HOLDER’S EMPLOYMENT OR CONSULTING RELATIONSHIP AT ANY TIME, WITH OR WITHOUT CAUSE.

HOLDER ACKNOWLEDGES AND AGREES THAT HOLDER MUST HOLD THE COMMON STOCK PURCHASED HEREUNDER INDEFINITELY, AND THAT THE COMPANY HAS NO OBLIGATION TO REPURCHASE SUCH SHARES. HOLDER FURTHER ACKNOWLEDGES THAT ANY RISK RELATED TO THE FLUCTUATION IN THE VALUE OF THE STOCK FROM AND AFTER THE DATE HEREOF, INCLUDING ANY LOSSES TO HOLDER AS A RESULT OF THE COMPANY’S EXERCISE OF ITS REPURCHASE OPTION PURSUANT TO SECTION 2, SHALL BE BORNE BY HOLDER.

HOLDER ACKNOWLEDGES THAT HOLDER HAS READ ALL TAX RELATED SECTIONS AND FURTHER ACKNOWLEDGES HOLDER HAS HAD AN OPPORTUNITY TO CONSULT HOLDER’S OWN TAX, LEGAL AND FINANCIAL ADVISORS REGARDING THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.

HOLDER:

/s/ David T. Hung
(Signature)

David T. Hung
Name (Please Print)

Address:	160 Federal Street
9th Floor
Boston, MA 02110

NUVATION BIO INC.

SIGNATURE PAGE TO STOCK RESTRICTION AGREEMENT

EXHIBIT A

STOCK ASSIGNMENTS SEPARATE FROM CERTIFICATE

STOCK ASSIGNMENT SEPARATE FROM CERTIFICATE

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto NUVATION BIO INC., a Delaware corporation (the “Company”), pursuant to the Cancellation Right or Repurchase Option under that certain Stock Restriction Agreement, dated ______________, by and between the undersigned and the Company (the “Agreement”) __________________ shares of Common Stock of the Company standing in the undersigned’s name on the books of the Company represented by Certificate No[s] ________________ and does hereby irrevocably constitute and appoint both the Company’s Secretary and the Company’s attorney, or either of them, to transfer said stock on the books of the Company with full power of substitution in the premises. This Assignment may be used only in accordance with and subject to the terms and conditions of the Agreement, in connection with the cancellation or repurchase of shares of Common Stock issued to the undersigned pursuant to the Agreement, and only to the extent that such shares remain subject to the Company’s Cancellation Right or Repurchase Option under the Agreement.

Dated:
(leave blank)

/s/ David T. Hung
(Signature)

David T. Hung
Name (Please Print)

INSTRUCTION: Please do not fill in any blanks other than the signature line. Do not fill in the date line. The purpose of this Assignment is to enable the Company to exercise its Cancellation Right or Repurchase Option set forth in the Agreement without requiring additional signatures on the part of Holder.

STOCK ASSIGNMENT SEPARATE FROM CERTIFICATE

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto NUVATION BIO INC., a Delaware corporation (the “Company”), pursuant to the Cancellation Right or Repurchase Option under that certain Stock Restriction Agreement, dated ______________, by and between the undersigned and the Company (the “Agreement”) __________________ shares of Common Stock of the Company standing in the undersigned’s name on the books of the Company represented by Certificate No[s] ________________ and does hereby irrevocably constitute and appoint both the Company’s Secretary and the Company’s attorney, or either of them, to transfer said stock on the books of the Company with full power of substitution in the premises. This Assignment may be used only in accordance with and subject to the terms and conditions of the Agreement, in connection with the cancellation or repurchase of shares of Common Stock issued to the undersigned pursuant to the Agreement, and only to the extent that such shares remain subject to the Company’s Cancellation Right or Repurchase Option under the Agreement.

Dated:
(leave blank)

(Signature)

Name (Please Print)

INSTRUCTION: Please do not fill in any blanks other than the signature line. Do not fill in the date line. The purpose of this Assignment is to enable the Company to exercise its Cancellation Right or Repurchase Option set forth in the Agreement without requiring additional signatures on the part of Holder.

STOCK ASSIGNMENT SEPARATE FROM CERTIFICATE

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto NUVATION BIO INC., a Delaware corporation (the “Company”), pursuant to the Cancellation Right or Repurchase Option under that certain Stock Restriction Agreement, dated ______________, by and between the undersigned and the Company (the “Agreement”) __________________ shares of Common Stock of the Company standing in the undersigned’s name on the books of the Company represented by Certificate No[s] ________________ and does hereby irrevocably constitute and appoint both the Company’s Secretary and the Company’s attorney, or either of them, to transfer said stock on the books of the Company with full power of substitution in the premises. This Assignment may be used only in accordance with and subject to the terms and conditions of the Agreement, in connection with the cancellation or repurchase of shares of Common Stock issued to the undersigned pursuant to the Agreement, and only to the extent that such shares remain subject to the Company’s Cancellation Right or Repurchase Option under the Agreement.

Dated:
(leave blank)

/s/ David T. Hung
(Signature)

David T. Hung
Name (Please Print)

INSTRUCTION: Please do not fill in any blanks other than the signature line. Do not fill in the date line. The purpose of this Assignment is to enable the Company to exercise its Cancellation Right or Repurchase Option set forth in the Agreement without requiring additional signatures on the part of Holder.

EXHIBIT B

JOINT ESCROW INSTRUCTIONS

JOINT ESCROW INSTRUCTIONS

Secretary Nuvation Bio Inc.

Ladies and Gentlemen:

As Escrow Agent for both NUVATION BIO INC., a Delaware corporation (“Company”), and the holder listed on the signature page hereto (“Holder”), you are hereby authorized and directed to hold the documents delivered to you pursuant to the terms of that certain Stock Restriction Agreement dated as of June 17, 2019 (the “Agreement”), to which a copy of these Joint Escrow Instructions is attached as an Exhibit, in accordance with the following instructions:

1.    In the event Company or an assignee shall elect to exercise the Cancellation Right or the Repurchase Option set forth in the Agreement, the Company or its assignee will give to Holder and you a written notice specifying the number of shares of stock to be canceled or purchased, as the case may be, the purchase price (if applicable), and the time for a closing thereunder at the principal office of the Company. Holder and the Company hereby irrevocably authorize and direct you to close the transaction contemplated by such notice in accordance with the terms of said notice.

2.    At the closing, you are directed (a) to date the stock assignments necessary for the transfer in question, (b) to fill in the number of shares being transferred, and (c) to deliver the same, together with the certificate evidencing the shares of stock to be transferred, to the Company against the simultaneous delivery to you of the purchase price (if applicable, which may include suitable acknowledgment of cancellation of indebtedness) for the number of shares of stock being acquired pursuant to the exercise of the Cancellation Right or the Repurchase Option.

3.    Holder irrevocably authorizes the Company to deposit with you any certificates evidencing shares of stock to be held by you hereunder and any additions and substitutions to said shares as specified in the Agreement. Holder does hereby irrevocably constitute and appoint you as his attorney-in-fact and agent for the term of this escrow to execute with respect to such securities all documents necessary or appropriate to make such securities negotiable and complete any transaction herein contemplated, including but not limited to any appropriate filing with state or government officials or bank officials. Subject to the provisions of this paragraph 3, Holder shall exercise all rights and privileges of a shareholder of the Company while the stock is held by you.

4.    This escrow shall terminate upon the exercise in full or expiration (whichever occurs first) of both the Cancellation Right and the Repurchase Option.

5.    If at the time of termination of this escrow under Section 4 herein you should have in your possession any documents, securities, or other property belonging to Holder, you shall deliver all of the same to Holder and shall be discharged of all further obligations hereunder; provided, however, that if at the time of termination of this escrow you are advised by the Company that any property subject to this escrow is the subject of a pledge or other security agreement, you shall deliver all such property to the pledgeholder or other person designated by the Company.

Joint Escrow Instructions

6.    Except as otherwise provided in these Joint Escrow Instructions, your duties hereunder may be altered, amended, modified or revoked only by a writing signed by all of the parties hereto.

7.    You shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by you to be genuine and to have been signed or presented by the proper party or parties. You shall not be personally liable for any act you may do or omit to do hereunder as Escrow Agent or as attorney-in-fact for Holder while acting in good faith and in the exercise of your own good judgment, and any act done or omitted by you pursuant to the advice of your own attorneys shall be conclusive evidence of such good faith.

8.    You are hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or entity, excepting only orders or process of courts of law, and are hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case you obey or comply with any such order, judgment or decree of any court, you shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such compliance, notwithstanding any such order, judgment or decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

9.    You shall not be liable in any respect on account of the identity, authorities or rights of the parties executing or delivering or purporting to execute or deliver these Joint Escrow Instructions documents or papers deposited or called for hereunder.

10.    You shall not be liable for the outlawing of any rights under any statute of limitations with respect to these Joint Escrow Instructions or any documents deposited with you.

11.    Your responsibilities as Escrow Agent hereunder shall terminate if you shall cease to be Secretary of the Company or if you shall resign by written notice to the Company. In the event of any such termination, the Secretary of the Company shall automatically become the successor Escrow Agent unless the Company shall appoint another successor Escrow Agent, and Holder hereby confirms the appointment of such successor as Holder’s attorney-in-fact and agent to the full extent of your appointment.

12.    If you reasonably require other or further instruments in connection with these Joint Escrow Instructions or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

13.    It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the securities held by you hereunder, you are authorized and directed to retain in your possession without liability to anyone all or any part of said securities until such dispute shall have been settled either by mutual written agreement of the parties concerned or by a final order, decree or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but you shall be under no duty whatsoever to institute or defend any such proceedings.

Joint Escrow Instructions

14.    All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient, and if not during normal business hours of the recipient, then on the next business day, (c) five calendar days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one business day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the other party hereto at such party’s address set forth below, or at such other address as such party may designate by 10 days advance written notice to the other party hereto.

Company:	Address set forth in the Agreement
Holder:	Address set forth in the Agreement
Escrow Agent:	Address set forth on Page 1

15.    By signing these Joint Escrow Instructions, you become a party hereto only for the purpose of said Joint Escrow Instructions; you do not become a party to the Agreement.

16.    You shall be entitled to employ such legal counsel and other experts (including, without limitation, the firm of Cooley LLP) as you may deem necessary properly to advise you in connection with your obligations hereunder. You may rely upon the advice of such counsel, and you may pay such counsel reasonable compensation therefor. The Company shall be responsible for all fees generated by such legal counsel in connection with your obligations hereunder.

17.    This instrument shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. It is understood and agreed that references to “you” and “your” herein refer to the original Escrow Agents and to any and all successor Escrow Agents. It is understood and agreed that the Company may at any time or from time to time assign its rights under the Agreement and these Joint Escrow Instructions in whole or in part.

18.    These Joint Escrow Instructions shall be governed by and interpreted and determined in accordance with the laws of the State of Delaware, as such laws are applied by Delaware courts to contracts made and to be performed entirely in Delaware by residents of that state. The parties hereby expressly consent to the personal jurisdiction of the state and federal courts located in the county in which the Company has its principal offices for any lawsuit arising from or related to this Agreement.

[Remainder of page intentionally left blank]

Joint Escrow Instructions

The undersigned have executed this JOINT ESCROW INSTRUCTIONS as of the date set forth above.

COMPANY: NUVATION BIO INC.

By:	/s/ David T. Hung
	Name:	David T. Hung
	Title:	Chief Executive Officer

HOLDER:

/s/ David T. Hung
(Signature)

David T. Hung
Name (Please Print)

ESCROW AGENT:

By:	/s/ Kenneth Guernsey
	Name:	Kenneth Guernsey
	Title:	Secretary

EXHIBIT C

SECTION 83(B) ELECTION

PROTECTIVE SECTION 83(b) ELECTION

_______________, 2019

Department of the Treasury

Internal Revenue Service

Fresno, CA 93888-0002

Re:	Protective Election Under Section 83(b)

Ladies and Gentlemen:

This protective election is being made under Section 83(b) of the Internal Revenue Code of 1986, as amended. The stock described below has been owned by the undersigned for some time and is at this time being subjected to new or revised substantial risks of forfeiture by agreement with the service recipient. Although Revenue Ruling 2007-49 indicates that the imposition of new forfeiture restrictions on stock should not be treated as a transfer of property under Section 83, in the unlikely event that such imposition is so treated with respect to the undersigned, the undersigned is making this protective election under Section 83(b) of the Code. The following information is supplied in accordance with Treasury Regulation § 1.83-2:

1.	The name, social security number, address of the undersigned, and the taxable year for which this election is being made are:

Name:	David T. Hung
Social Security Number:
Address:

Taxable year:

2.	The property that is the subject of this election: [●] shares of common stock (the “Shares”) of Nuvation Bio Inc., a Delaware corporation (the “Company”).

3.	The date on which the Shares were originally issued to the undersigned: [●]

The date on which the new risk of forfeiture was imposed with respect to the Shares: [●], 2019

4.

The Shares are subject to the following restrictions: The Shares are subject to forfeiture or repurchase at less than their fair market value if the undersigned does not continue to provide services for the Company for a designated period of time. The risk of forfeiture or repurchase lapses over a specified vesting period.

5.

The fair market value of the Shares at the time the new risk of forfeiture was imposed (determined without regard to any restriction other than a nonlapse restriction as defined in Treasury Regulation § 1.83-3(h)): $[●] per Share x [●] Shares = $[●].

6.

The amount that would be deemed paid for the Shares, in the event the Shares were treated as being newly acquired as a result of the imposition of new risks of forfeiture: $[●] per Share x [●] Shares = $[●].[1]

[1]	This amount should be identical to the value in paragraph 5.

7.	The amount to include in gross income is: $0.00.

The undersigned taxpayer will file this election with the Internal Revenue Service office with which taxpayer files his or her annual income tax return not later than 30 days after the date of transfer of the Shares. A copy of the election also will be furnished to the person for whom the services were performed and the transferee of the Shares, if any. The undersigned is the person performing the services in connection with which the Shares were transferred.

Very truly yours,

DAVID T. HUNG

__________________, 2019

CERTIFIED MAIL NUMBER ____________

RETURN SERVICE REQUESTED

Department of the Treasury

[Address]

Re:	Protective Election Under Section 83(b) of the Internal Revenue Code

Dear Sir or Madam:

Enclosed please find an executed form of protective election under Section 83(b) of the Internal Revenue Code of 1986, as amended, filed with respect to an interest in Nuvation Bio Inc.

Also enclosed is a copy of this letter and a stamped, self-addressed envelope. Please acknowledge receipt of these materials by marking the copy when received and returning it to the undersigned.

Thank you very much for your assistance.

Very truly yours,

DAVID T. HUNG

Enclosures